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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: January 9, 2002



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



          California                   File No. 0-19231           68-0166366
          ----------                   ----------------           ----------
  (State or other jurisdiction of   (Commission File Number)   (IRS Employer)
    Incorporated or organization)                            Identification No.)


         111 Santa Rosa Avenue, Santa Rosa, California              95404-4905
         ---------------------------------------------              ----------
         (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
                                                           --------------





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Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp declares quarterly dividend.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            01-09-02
Date:  ___________________       REDWOOD EMPIRE BANCORP
                                 ----------------------
                                     (Registrant)



                            By:  /s/ James E. Beckwith
                                 -----------------------------------
                                 James E. Beckwith
                                 Executive Vice President and
                                 Chief Operating Officer


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                                        FOR:  REDWOOD EMPIRE BANCORP


                                APPROVED BY:  James E. Beckwith
                                              Chief Operating Officer
                                              (707) 522-5215


For Immediate Release



               REDWOOD EMPIRE BANCORP DECLARES QUARTERLY DIVIDEND


SANTA ROSA, Calif. (January 7, 2002) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that its Board of Directors has declared a quarterly cash dividend of twenty cents per share on the Company's Common Stock. The dividend is payable on January 28, 2002 to shareholders of record on January 17, 2002.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

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